UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2025
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Blue Owl Real Estate Net Lease Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56536	88-1672312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 N. LaSalle St., Suite 4140 Chicago, IL	60602
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Amended and Restated DST Dealer Manager Agreement
On February 12, 2025, Blue Owl Real Estate Exchange LLC (the “DST Sponsor”), a wholly-owned indirect subsidiary of Blue Owl NLT Operating Partnership LP (the “Operating Partnership”), and, solely with respect to its obligations relating to investor servicing fees for its units, the Operating Partnership, entered into the Amended and Restated DST Dealer Manager Agreement (the “A&R DST Dealer Manager Agreement”) with Blue Owl Securities LLC (the “DST Dealer Manager”). The A&R DST Dealer Manager Agreement relates to Blue Owl Net Lease Trust’s program (the “DST Program”) to issue and sell beneficial interests (the “Interests”) in specific Delaware statutory trusts (the “DSTs”) holding real properties (the “DST Properties”) in private placements exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “DST Offerings”). Under the A&R DST Dealer Manager Agreement, the DST Dealer Manager will serve as the dealer manager for the DST Offerings on a “best efforts” basis and the DST Sponsor may pay to the DST Dealer Manager an upfront sales load (the “Upfront Sales Load”) of up to 7.0% of the price per Interest sold for Blue Owl Real Estate Exchange I DST, some or all of which may be waived or reallowed to participating broker-dealers, and 6.0% or less for subsequent DST Offerings. In addition, the DST Dealer Manager may receive an ongoing investor servicing fee of 0.25% per annum of (i) the DST Offering amount with respect to Blue Owl Real Estate Exchange I DST and (ii) the aggregate equity investment in the Interests by an investor, net of the Upfront Sales Load and Expense Reimbursement (as defined in the applicable private placement memorandum) with respect to subsequent Offerings. The investor servicing fee is payable quarterly in arrears with respect to Blue Owl Real Estate Exchange I DST and monthly in arrears with respect to subsequent DST Offerings (or any other frequency specified in the applicable private placement memorandum).

The A&R DST Dealer Manager Agreement contains standard representations, warranties, and covenants of the DST Sponsor, the Operating Partnership, and the DST Dealer Manager. The DST Sponsor, the DST Dealer Manager, and each DST have also agreed to provide indemnification as set forth in the A&R DST Dealer Manager Agreement. Any party may terminate the A&R DST Dealer Manager Agreement upon 60 days’ written notice. Included as Exhibit A to the A&R DST Dealer Manager Agreement is the form of participating dealer agreement to be entered into by the DST Dealer Manager and participating broker-dealers that participate in a DST Offering.

The summary of the A&R DST Dealer Manager Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the A&R DST Dealer Manager Agreement (including the exhibits thereto), a copy of which is filed herewith and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Amended and Restated DST Dealer Manager Agreement, dated February 12, 2025, by and among Blue Owl Real Estate Exchange LLC, Blue Owl NLT Operating Partnership LP and Blue Owl Securities LLC
104	Cover Page Interactive Data File (embedded within the Inline XRBL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Real Estate Net Lease Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: February 14, 2025